Exhibit 99.1

Effective as of February 2, 2019, Genesco Inc. (the "Company”) completed the sale of its Lids Sports Group to FanzzLids Holdings, LLC, a holding company controlled and operated by affiliates of Ames Watson, LLC.  The following unaudited pro forma condensed consolidated financial information is based on our historical consolidated financial statements adjusted to give the effect of the sale of the Lids Sports Group business. For the year ended February 2, 2019, the Lids Sports Group business will be reflected in our consolidated financial statements as discontinued operations.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of November 3, 2018 is presented as if the sale of the Lids Sports Group occurred on November 3, 2018. The Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended November 3, 2018 and for the years ended February 3, 2018, January 28, 2017 and January 30, 2016, are presented in each case giving effect to the sale of the Lid Sports Group business.

The pro forma condensed consolidated financial statements are based on information currently available including certain assumptions and adjustments that the Company believes are reasonable. They are presented for informational purposes only and do not necessarily represent what our financial position and results of operations would have been had the sale of the Lids Sports Group business occurred on the dates above, or to project our financial performance for any future period. The unaudited pro forma condensed consolidated financial information and the related notes should be read in conjunction with our audited financial statements and the notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended February 3, 2018 and the Company's Quarterly Report on Form 10-Q for the nine months ended November 3, 2018.

The unaudited pro forma consolidated financial statements include information, statements, and assumptions that are or may be considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “may,” “should,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan” or similar expressions. Statements that describe objectives, plans, or goals also are forward-looking statements. These forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the risks and uncertainties described under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended February 3, 2018 and in the Company’s other filings with the Securities and Exchange Commission, which are available at http://www.sec.gov. For any forward-looking statements contained herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company undertakes no obligation to update publicly or revise any forward-looking statements in light of new information or future events.

Exhibit 99.1

Genesco Inc. and Subsidiaries
Proforma Condensed Consolidated Statements of Operations
In Thousands
(Unaudited)

	Nine Months Ended November 3, 2018
		Sale of	Proforma
	Genesco	Lids Sports	Genesco
	As Reported	Group	Cont Ops
Net sales	$2,011,920	$(498,858)	$1,513,062
Cost of sales	1,015,522	(233,853)	781,669
Selling and administrative expenses	968,265	(269,505)	698,760
Asset impairments and other, net	9,149	(7,558)	1,591
Earnings from operations	18,984	12,058	31,042
Other components of net periodic benefit cost	17	—	17
Interest expense, net:
Interest expense	3,144	—	3,144
Interest income	(176)	—	(176)
Total interest expense, net	2,968	—	2,968
Earnings from continuing operations before income taxes	15,999	12,058	28,057
Income tax expense	3,621	3,072	6,693
Earnings from continuing operations	$12,378	$8,986	$21,364

Exhibit 99.1

Genesco Inc. and Subsidiaries
Proforma Condensed Consolidated Statements of Operations
In Thousands
(Unaudited)

	Year Ended February 3, 2018
		Sale of	Proforma
	Genesco	Lids Sports	Genesco
	As Reported	Group	Cont Ops
Net sales	$2,907,016	$(779,469)	$2,127,547
Cost of sales	1,490,894	(374,730)	1,116,164
Selling and administrative expenses	1,321,319	(392,108)	929,211
Goodwill impairment	182,211	(182,211)	—
Asset impairments and other, net	8,841	(1,068)	7,773
Earnings (loss) from operations	(96,249)	170,648	74,399
Interest expense, net:
Interest expense	5,420	—	5,420
Interest income	(8)	—	(8)
Total interest expense, net	5,412	—	5,412
Earnings (loss) from continuing operations before income taxes	(101,661)	170,648	68,987
Income tax expense	9,769	22,511	32,280
Earnings (loss) from continuing operations	$(111,430)	$148,137	$36,707

Exhibit 99.1

Genesco Inc. and Subsidiaries
Proforma Condensed Consolidated Statements of Operations
In Thousands
(Unaudited)

	Year Ended January 28, 2017
		Sale of	Proforma
	Genesco	Lids Sports	Genesco
	As Reported	Group	Cont Ops
Net sales	$2,868,341	$(847,510)	$2,020,831
Cost of sales	1,450,815	(405,903)	1,044,912
Selling and administrative expenses	1,276,368	(400,324)	876,044
Asset impairments and other, net	(802)	(4,773)	(5,575)
Earnings (loss) from operations	141,960	(36,510)	105,450
Gain on sale of SureGrip Footwear	(12,297)	—	(12,297)
Gain on sale of Lids Team Sports	(2,404)	2,404	—
Interest expense, net:
Interest expense	5,294	—	5,294
Interest income	(47)	—	(47)
Total interest expense, net	5,247	—	5,247
Earnings (loss) from continuing operations before income taxes	151,414	(38,914)	112,500
Income tax expense (benefit)	53,555	(13,782)	39,773
Earnings (loss) from continuing operations	$97,859	$(25,132)	$72,727

Exhibit 99.1

Genesco Inc. and Subsidiaries
Proforma Condensed Consolidated Statements of Operations
In Thousands
(Unaudited)

	Year Ended January 30, 2016
		Sale of	Proforma
	Genesco	Lids Sports	Genesco
	As Reported	Group	Cont Ops
Net sales	$3,022,234	$(975,504)	$2,046,730
Cost of sales	1,578,768	(527,956)	1,050,812
Selling and administrative expenses	1,284,322	(429,767)	854,555
Asset impairments and other, net	7,893	(5,153)	2,740
Earnings (loss) from operations	151,251	(12,628)	138,623
Gain on sale of Lids Team Sports	(4,685)	4,685	—
Interest expense, net:
Interest expense	4,414	—	4,414
Interest income	(11)	—	(11)
Total interest expense, net	4,403	—	4,403
Earnings (loss) from continuing operations before income taxes	151,533	(17,313)	134,220
Income tax expense (benefit)	56,152	(6,773)	49,379
Earnings (loss) from continuing operations	$95,381	$(10,540)	$84,841

Exhibit 99.1

Genesco Inc. and Subsidiaries
Proforma Condensed Consolidated Balance Sheet
In Thousands
(Unaudited)

	November 3, 2018
		Sale of			Proforma
	Genesco	Lids Sports	Proforma		Genesco
Assets	As Reported	Group (a)	Adjustments	Notes	Cont Ops
Current Assets:
Cash and cash equivalents	$53,423	$—	$104,991	(b)	$158,414
Account receivable, net of allowances	48,364	(8,382)	—		39,982
Inventories	666,166	(211,493)	—		454,673
Prepaids and other current assets	75,149	(14,990)	21,443	(c)	81,602
Total current assets	843,102	(234,865)	126,434		734,671

Property and equipment:
Land	7,951	(17)	—		7,934
Building and building equipment	82,381	(51)	—		82,330
Computer hardware, software and equipment	231,920	(96,673)	—		135,247
Furniture and Fixtures	181,813	(52,894)	—		128,919
Construction in progress	18,376	(5,145)	—		13,231
Improvements to leased property	440,935	(100,940)	—		339,995
Property and equipment, at cost	963,376	(255,720)	—		707,656
Accumulated depreciation	(601,498)	179,665	—		(421,833)
Property and equipment, net	361,878	(76,055)	—		285,823
Deferred income taxes	25,015	—	8,837	(c)	33,852
Goodwill	92,396	—	—		92,396
Trademarks, net of accumulated amortization	79,372	(48,658)	—		30,714
Other intangibles, net of accumulated amortization	1,253	(239)	—		1,014
Other noncurrent assets	27,697	—	—		27,697
Total Assets	$1,430,713	$(359,817)	$135,271		$1,206,167

Exhibit 99.1

Genesco Inc. and Subsidiaries
Proforma Condensed Consolidated Balance Sheet
In Thousands
(Unaudited)

	November 3, 2018
		Sale of			Proforma
	Genesco	Lids Sports	Proforma		Genesco
Liabilities and Equity	As Reported	Group	Adjustments	Notes	Cont Ops
Current Liabilities
Accounts payable	$257,504	$(80,229)	$—		$177,275
Accrued employee compensation	31,534	(2,818)	—		28,716
Accrued other taxes	16,459	(4,941)	4,941	(d)	16,459
Accrued income taxes	69	—	—		69
Current portion - long-term debt	9,325	—	—		9,325
Other accrued liabilities	56,931	(16,727)	—		40,204
Provision for discontinued operations	470	—	—		470
Total current liabilities	372,292	(104,715)	4,941		272,518
Long-term debt	72,455	—	—		72,455
Pension liability	—	—	—		—
Deferred rent and other long-term liabilities	142,462	(24,680)	—		117,782
Provision for discontinued operations	1,743	—	—		1,743
Total liabilities	588,952	(129,395)	4,941		464,498
Equity:
Non-redeemable preferred stock	1,061	—	—		1,061
Common equity:
Common stock	20,681	—	—		20,681
Additional paid-in capital	260,709	—	—		260,709
Retained earnings	617,923	—	(97,794)	(e)	520,129
Accumulated other comprehensive loss	(43,054)	—	—		(43,054)
Treasury shares, at cost	(17,857)	—	—		(17,857)
Total Genesco equity	839,463	—	(97,794)		741,669
Noncontrolling interest - non-redeemable	2,298	(2,298)	—		—
Total equity	841,761	(2,298)	(97,794)		741,669
Total Liabilities and Equity	$1,430,713	$(131,693)	$(92,853)		$1,206,167

(a) These adjustments reflect the elimination of the assets and liabilities of the Lids Sports Group business.
(b) Reflects estimated net cash proceeds from the sale of Lids Sports Group of $105.0 million, representing the gross sales price of $100.0 million net of certain purchase price adjustments and estimated transaction costs and also includes rent reimbursements.

(c) Represents adjustments for the estimated taxes receivable on the loss associated with the sale of Lids Sports Group. Taxes on the loss were calculated using a statutory rate of 24.07%.
(d) These adjustments reflect the Company's retention of certain tax related liabilities otherwise part of the Lids Sports Group businesses.
(e) Represents the estimated after-tax loss on the sale of the Lids Sports Group business of $97.8 million, which was calculated as follows:

(in thousands)
Estimated proceeds, net of transaction costs					$104,991
Assets of the Lids Sports Group business (1)					(359,817)
Liabilities of the Lids Sports Group business					124,454
Minority interest associated with the Lids Sports Group business					2,298
Pretax loss on sale of the Lids Sports Group business					(128,074)
Taxes on sale of the Lids Sports Group business at the combined jurisdictional statutory tax rate of 24.07%					(30,280)
After-tax loss on sale of the Lids Sports Group business					$(97,794)

(1) Excludes the Lids Sports Group corporate headquarters which were not sold as part of the sale of Lids Sports Group.